Exhibit 10.4.1



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Nomination Notice
SMHL Mortgage Origination and Management Agreement


To:        Perpetual Limited
           ABN 86 000 431 827
           of Level 12, 123 Pitt Street, Sydney, New South Wales
           (Trustee)

And:       Members Equity Bank Pty Limited
           ABN 56 070 887 679
           of Level 17, 360 Collins Street, Melbourne, Victoria
           (Mortgage Manager)

From:      ME Portfolio Management Limited
           ABN 79 005 964 134
           of Level 17, 360 Collins Street, Melbourne, Victoria
           (Manager)



We refer to the Mortgage Origination and Management Agreement dated 4 July 1994 between the Trustee and National Mutual Property Services (Aust) Pty Limited as novated and amended (MOMA).

Pursuant to clause 20.1 of the MOMA we hereby nominate the following Fund as a Fund and a Nominated Fund for the purposes of clause 20 of the MOMA:

           SMHL Global Fund No. 9

A word or phrase (unless otherwise defined in this Nomination Notice) defined in the MOMA has the same meaning as in the MOMA when used in this Nomination Notice.



Dated:            21 September 2006

Signed for and on behalf of
ME Portfolio Management Limited
by two of its Authorised Signatories:


  /s/ Paul Garvey                                  /s/ N. Vamvakas
-------------------------------------            ------------------------------
  Authorised Signatory                             Authorised Signatory


  Paul Garvey                                      N. Vamvakas
-------------------------------------            ------------------------------
  Name (please print)                              Name (please print)




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